================================================================================


                        SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2002

                             BioMarin Pharmaceutical Inc.
                (Exact name of registrant as specified in its charter)


            Delaware                    000-26727                68-0397820
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)           Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California              94949
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (415) 884-6700


                                    Not Applicable
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)
================================================================================

Item 5.  Other Events.

                  On October 28, 2002, BioMarin Pharmaceutical Inc. ( the "Registrant"), together with its joint venture partner Genzyme General, announced the U.S. Food and Drug Administration (FDA) has advised the companies that their biologics license application for Aldurazyme will be reviewed by the FDA's Endocrinologic and Metabolic Drugs Advisory Committee on January 15, 2003. The Registrant's press release issued on October 28, 2002 is attached hereto as
Exhibit 99.1.

Item 7.           Financial  Statements , Pro  Forma  Financial  Statements  and
                  Exhibits.


         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release of the Registrant dated October 28, 2002.

                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BioMarin Pharmaceutical Inc.,
                                        a Delaware corporation


Date: October 29, 2002                  By: /s/ Fredric D. Price
                                            --------------------
                                            Fredric D. Price
                                            Chairman and Chief Executive Officer



                               EXHIBIT INDEX

Exhibit No.              Description

Exhibit 99.1             Press Release of the Registrant dated October 28, 2002.